Subsequent Event	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events
Note 11 – Subsequent Event

On July 23, 2013 the Company entered into a definitive agreement to acquire United Commerce Bancorp, Inc. (“United Commerce”), through the merger of United Commerce with and into the Company, and the merger of United Commerce’s sole banking subsidiary, United Commerce Bank, into the Company’s subsidiary bank, German American Bancorp. United Commerce Bank operates two banking offices in Bloomington, Indiana. United Commerce’s consolidated assets and equity (unaudited) as of June 30, 2013 totaled $127.7 million and $14.0 million, respectively, and its consolidated net income (unaudited) totaled $373,000 for the six-month period ended June 30, 2013.

The Company owns approximately 4.6% of the outstanding common stock of United Commerce as of June 30, 2013.

Under the terms of the Merger Agreement, United Commerce common shareholders will receive shares of German American common stock at an exchange ratio of .5456 to .6667 shares of German American for each United Commerce share (with the exact number to be fixed at closing based on German American’s pre-closing market price) in a tax free exchange, plus a cash payment of $1.75 per United Commerce share. This cash payment is subject to reduction to the extent that United Commerce’s consolidated common shareholders’ equity is not maintained at or above a certain level through the time of closing.

Based on United Commerce’s number of common shares currently outstanding, and assuming that German American’s shares trade during the specified valuation period prior to closing at an average price more than $22.90 per share and that the consolidated common shareholders equity of United Commerce is maintained above the specified pricing level, German American expects to issue upon completion of the merger approximately 503,000 shares of its common stock, and to pay approximately $2.3 million of cash, for all of the issued and outstanding common shares of United Commerce (including an estimated $716,000 of cash payments in cancellation of all the stock options of United Commerce that are now issued and outstanding) that are not now owned by German American.

Completion of the proposed merger is subject to the approval by shareholders of United Commerce, approval of the appropriate bank regulatory agencies and other terms and conditions. The Company expects (subject to timely satisfaction or waiver of all terms and conditions to closing) that the merger will become effective in the fourth quarter of 2013.